UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Ethan Allen Interiors Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 24, 2026, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) launched a website to communicate with the Company’s stockholders regarding the 2026 Annual Meeting, to be held on November 4, 2026 at 11:00 A.M. Eastern Time. The website address is www.VoteEthanAllen.com The following materials were posted by Ethan Allen to www.VoteEthanAllen.com.

NYSE: ETD Price: $20.76 Change: -0.26 (-1.24%) Ethan Allen Investor Relations

ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

ETHAN ALLEN INTERIORS INC.

Ethan Allen (NYSE:ETD)

is translating its designer-led, vertically integrated platform and investments into profitable and sustainable growth while maintaining the margin and balance-sheet discipline that has differentiated Ethan Allen from its peers for more than 94 years.

LEARN HOW TO VOTE

YOUR VOTE MATTERS

Your Vote Will Shape Ethan Allen's Future

An upcoming vote could jeopardize your investment by disrupting the leadership and strategy that are already delivering results: outperforming the Dow Jones U.S. Furnishings Index by 38% over the past five years. Ethan Allen maintains a debt-free balance sheet with a 61.2% gross margin and has returned $768 million to stockholders since its 1993 IPO.

38%
Outperformance of the Dow Jones U.S. Furnishings Index over the past five years

61.2%
Gross margin in fiscal year 2026

7.8%
Operating margin in fiscal year 2026

$768M
Returned to stockholders since the 1993 IPO

Debt-free
Balance sheet

41.5%
5YR Total Shareholder Return (TSR)

2026 ANNUAL MEETING · NOVEMBER 4, 2026

Vote the BLUE proxy card today

Vote today **"FOR"** all five Ethan Allen director nominees on the **BLUE proxy card** and disregard any WHITE proxy card you may receive from DGB.

HOW TO VOTE

OUR PLAN

Strategy

Ethan Allen's plan to restore profitable and sustainable growth is organized around measurable priorities.

READ OUR STRATEGY

OUR BOARD

Nominees

Ethan Allen's five, highly-qualified nominees have a deep understanding of Ethan Allen's designer-led, vertically integrated, North American manufacturing business.

MEET THE NOMINEES

YOUR VOTE

How to Vote

Your vote is extremely important no matter how many shares you own.

VOTING INSTRUCTIONS

NYSE: ETD Price: $20.76 Change: -0.26 (-1.24%) ‹ Ethan Allen Investor Relations

ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

OUR PLAN

STRATEGY

Our vertical integration and focus on one brand are our strengths. We are committed to offering relevant quality products, providing complimentary interior design service and manufacturing approximately 75% of the custom furniture in our own North American facilities.

MEASURABLE PRIORITIES

Ethan Allen's strategic areas of focus to further generate profitability and sustainable growth

01
Expanding qualified customer acquisition

02
Increasing designer and design-center productivity

03
Accelerating relevant product introductions and customization

04
Maintaining operating discipline

ETHAN ALLEN

POSITIONED FOR GROWTH

A deliberate repositioning, now substantially complete

Over the last several years, we undertook a deliberate repositioning intended to strengthen our platform for long-term profitability and sustainable growth. We have invested in product visualization and room planning technology tools designed to enhance the client experience and support a more efficient retail footprint, including optimizing the average size of its retail design centers.

As part of this transition, we refreshed and right-sized design centers and sold additional floor samples, which affected our manufacturing productivity and margins during the transition period. With this repositioning now substantially complete, we are well-positioned to benefit from these investments as we continue to focus on execution, productivity and long-term shareholder value.

INVESTING IN THE ICONIC ETHAN ALLEN BRAND

Building long-term value

Your Board and management team has been investing in these priorities that will build on the iconic Ethan Allen brand to drive long-term value creation, including:

Right-sizing and expanding Design Centers

New Company-operated design center footprints have been reduced by investing in technology that enables our designers to do more with less physical space.

Investing in product development

The product assortment has doubled over the last five years by investing in Home Accents, Lighting, Outdoor, Area Rugs and expanding customization across Upholstery and Case Goods.

Supporting the designer-led model with digital

Marketing to rebuild traffic and drive growth

tools

The technology stack is built to serve the designer relationship, with customers able to book design appointments online, visualize rooms with 3D planning tools, and stay connected with designers through digital clienteling. The Company is also expanding paid search and social, targeted email, digital content and partner programs.

Marketing spend has significantly increased in each of the past two full fiscal years to support customer acquisition and engagement, with new brand partnerships and campaigns launching soon.

2026 ANNUAL MEETING · NOVEMBER 4, 2026

Support Ethan Allen's focused, deliberate and tailored plan

Vote today **"FOR"** all five Ethan Allen director nominees on the **BLUE proxy card** and disregard any WHITE proxy card you may receive from DGB.

HOW TO VOTE

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ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

OUR BOARD

NOMINEES

A Responsive Board that is Purpose Built to Support Ethan Allen's Continued Growth

PURPOSE BUILT FOR GROWTH

A Responsive Board that is Purpose Built to Support Ethan Allen's Continued Growth

Ethan Allen's five, highly-qualified nominees have a deep understanding of Ethan Allen's designer-led, vertically integrated, North American manufacturing business.

A substantially refreshed Board

Ethan Allen's Board has already been substantially refreshed, with three of the four independent directors having joined the Board in the last five years.

A formal, time-bound CEO succession process

Moreover, the Board is focused on adhering to governance best practices and recently announced a formal, time-bound Chief Executive Officer succession process whereby the Corporate Governance, Nominations and Sustainability Committee has engaged a nationally recognized executive search firm that is identifying and evaluating both internal and external candidates. The Board has committed to publicly announcing Ethan Allen's next CEO no later than June 30, 2027, the date on which Mr. Kathwari's current contract is scheduled to end.

OUR NOMINEES

Get to know our nominees

M. Farooq Kathwari

Chairman, President and Chief Executive Officer

DIRECTOR SINCE 1985

Mr. Kathwari is the Chairman, President and Chief Executive Officer of Ethan Allen Interiors Inc. He has been President since 1985 and Chairman and Chief Executive Officer since 1988. He holds a Bachelor of Arts in both English Literature and Political Science from Kashmir University and an MBA in International Marketing from New York University. He is also the recipient of three honorary doctorate degrees.

Mr. Kathwari serves in numerous capacities at several nonprofit organizations. He is an advisory member of the New York Stock Exchange; director and former chairman of the National Retail Federation; director emeritus and former chairman and president of the American Home Furnishings Alliance; Chairman Emeritus of Refugees International; member of the Council on Foreign Relations; board member of the Western Connecticut State University Foundation, Inc.; advisor to the Institute for the Study of Diplomacy at Georgetown University; and an advisory board member of the Center for Strategic and International Studies.

Among his recognitions, Mr. Kathwari is a recipient of the 2018 Ellis Island Medal of Honor, has been inducted into the American Furniture Hall of Fame and recipient of the National Retail Federation Gold Medal. He has been recognized as an Outstanding American by Choice by the U.S. government. He has received the Yale School of Management's Chief Executive Leadership Institute Lifetime of Leadership Award. He has also been recognized by Worth magazine as one of the 50 Best CEOs in the United States. He is the author of Trailblazer: from the Mountains of Kashmir to the Summit of Global Business and Beyond.

Mr. Kathwari has extensive knowledge of the history of both the Company and the furniture industry as well as extensive experience in growing and managing a business. Mr. Kathwari possesses insight into retailing, marketing, manufacturing, finance, and strategic planning. In addition, his work with both for-profit and not-for-profit organizations has given him perspectives from other industries, which have proven valuable throughout his service to the Company.

Ms. Casar currently serves on the Board of Grupo Bimbo and Save the Children Mexico as well as previously served on the Advisory Board of Sigma Alimentos and as a member of the Global Future Council of International Governance and Sustainable Development from 2015 until 2018.

Ms. Casar has held various high level executive positions within the United Nations ("UN"), the

Maria Eugenia Casar
Independent Director
DIRECTOR SINCE 2022

government of Mexico and other financial institutions. During her career at the UN, she served as Under-Secretary-General from 2014 to 2016 and as CFO and Controller between 2011 and 2014. Additional roles within the UN included the post of Associate Administrator of the UN Development Programme, Deputy Executive Director of the World Food Programme and Representative of the Secretary-General for the investment management of the UN Joint Staff Pension Fund (UNJSPF), a multi-billion-dollar global portfolio. Between 2006 and 2009, Ms. Casar worked for the government of Mexico, including senior leadership positions of National Treasurer and Executive Director for the Mexican Agency for International Cooperation. Prior to that, she held leadership roles in prominent organizations, including Banco Nacional de Servicios Financieros (BANSEFI). Ms. Casar is proficient in Spanish, English, French and Italian and holds an MBA and a degree in public accounting, with honors, from the Instituto Tecnológico Autónomo de México (ITAM). Ms. Casar brings to the Board her strategic financial and risk management, key sustainability and governance perspectives, sound human resources leadership expertise and in-depth knowledge of managing business transformation initiatives.

David M. Sable
Lead Independent Director
DIRECTOR SINCE 2021

Mr. Sable Currently serves as Vice Chair at Stagwell Global. Previously, he was a Co-Founder and Partner of DoAble, a marketing consultancy firm focused on branding, positioning and big ideas. Formally, a Senior Advisor to WPP plc ("WPP"), a multinational communications, advertising, public relations, technology, and commerce holding company, he mentored and consulted across the company. Mr. Sable served as Chairman and Chief Executive Officer of VMLY&R from 2011 to 2019.

Mr. Sable has served as a board member and member of the Audit, Compensation and Nominating Committees of the public company American Eagle Outfitters (NYSE: AEO) since 2013. Mr. Sable propelled Y&R into a top-five global creative firm at Cannes, developed new resources and practices, expanded the global footprint of subsidiary company VML, and ultimately helped unify Y&R and VML into VMLY&R, one of the most successful agencies in the industry today, now known as VML. Prior to his time at Y&R, Mr. Sable served at Wunderman, Inc., a leading customer relationship manager and digital unit of WPP Group, as Vice Chairman and Chief Operating Officer, from August 2000 to February 2011. Mr. Sable was a Founding Partner and served as Executive Vice President and Chief Marketing Officer of Genesis Direct, Inc., a pioneer digital omni-channel retailer, from June 1996 to September 2000. The Ad Club of NY named Mr. Sable an Industry Legend in 2025. In 2013, Fast Company named him one of the 10 Most Generous Marketing Geniuses.

Mr. Sable currently serves on the Board of Directors of UNCF and on the Executive Board of the International Special Olympics, and he was Executive Producer on MTV's highly acclaimed REBEL MUSIC series. A frequent keynote speaker and author, Mr. Sable is a designated LinkedIn Influencer, where he ranks among the most widely read business leaders in the world. He has received multiple certifications from Harvard Business School Executive Education, including advanced corporate directorship. With more than 30 years of experience in digital leadership and marketing communications, Mr. Sable brings to the Board his strategic insight and ability to connect talent across marketing disciplines and geographies.

Tara I. Stacom
Independent Director
DIRECTOR SINCE 2015

Ms. Stacom is an Executive Vice Chairman of Cushman & Wakefield since 2013, a global commercial real estate firm with 53,000 employees in 60 countries. She previously served on the firm's Board of Directors from 2003 to 2008 as well as the firm's Global Advisory Board. During her 40-year career, Ms. Stacom was recognized multiple times as the firm's Global Top Producer and advised major corporations in complex business and real estate decisions, executing some of the largest leasing, sales, and corporate finance real estate transactions.

Ms. Stacom earned her Bachelor of Science degree in Finance at Lehigh University where she later served on the Board of Trustees for several terms. In January 2022, she was appointed to the Board of Directors of Inveniam Capital Partners, a digital data infrastructure solution for private markets. Ms. Stacom received the Real Estate Board of New York's highest honor in 2011 and in 2016 was awarded the Mendik Lifetime Leadership Award. She was awarded "Woman of the Year" of the New York Executives in Real Estate (WX), and Real Estate New York and Real Estate Forum's Women of Influence. Ms. Stacom brings more than four decades of extensive knowledge of real estate and physical-retail expertise, risk management, commercial strategist and financial proficiency, corporate governance, and brand and customer perspective to the Board.

Cynthia Ekberg Tsai
Independent Director
DIRECTOR SINCE 2021

Ms. Ekberg Tsai brings more than 40 years of experience in global finance and technology. Ms. Tsai is currently CEO of Healthquest, where she specializes in providing strategic introductions and advice to rising executives. She was the founder of Tana Systems, a global software and IT company and their former CEO until November 2023. Ms. Tsai spent 16 years on Wall Street as a Vice President with Merrill Lynch and Kidder Peabody.

Ms. Tsai is the Founder and former CEO of HealthExpo, the largest consumer healthcare event in the U.S., where she grew the enterprise from concept to execution. Previously, Ms. Tsai was a General Partner in MassTech Ventures, a multi-million-dollar equity fund focused on technology development at Massachusetts Institute of Technology. Ms. Tsai serves as Chairman of the Board on the Montana Bioscience Alliance and is a board member of the Stand Up To Cancer Foundation, the Prix Galien Foundation, Certus Critical Care Inc., VitaNay Inc. and Titin KM Biomedical. The Harvard Business School Alumni Chapter in New York recognized Ms. Tsai with an Early-Stage Honor Roll Award for Entrepreneurship and in 2004, she also received a "Leading Woman Entrepreneur of the World" Award from the Star Foundation. Ms. Tsai earned a Bachelor of Arts in Psychology from the University of Missouri and brings to the Board her strategic thinking and unique hands-on experience in technology, financial analysis, including investment banking, business development and brand building.

ETHAN ALLEN VS. DGB

DGB Has Not Explained How It Would Deliver Its Promised Returns

Ethan Allen's Board is advancing a focused plan to restore profitable growth while preserving the Company's unique designer-led, vertically integrated model. In contrast, DGB has not provided a detailed operating plan that explains how it will "triple shareholder value in three years."

ETHAN ALLEN	DGB
Strong financial foundation with consolidated gross margins above 59% over the last five years.	DGB has no clear operating plan or value creation strategy.
Focused on sustainable value creation, returning $768 million to stockholders since going public in 1993.	DGB has not disclosed a CEO candidate or transition plan specific to Ethan Allen.
Board nominees bring experience that is directly aligned with Ethan Allen's strategy, including brand building, vertical integration, capital allocation and digital and e-commerce.	DGB has not shown that its five nominees have the experience required to oversee Ethan Allen's integrated manufacturing, Company-owned design centers, designer workforce and logistics network.
Oversaw investments in digital tools that support Ethan Allen's designer-led model.	DGB's nominees do not have any significant experience leading a business that manufactures its own products.
Board is running an orderly CEO search and will complete the transition by June 30, 2027.	Replacing the entire Board at once would remove institutional knowledge and introduce significant execution risk.

2026 ANNUAL MEETING · NOVEMBER 4, 2026

Vote FOR all five Ethan Allen nominees

Vote today **"FOR"** all five Ethan Allen director nominees on the **BLUE proxy card** and disregard any WHITE proxy card you may receive from DGB.

HOW TO VOTE

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ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

NEWS AND RESOURCES

DOCUMENTS & DISCLOSURES

Press releases, media coverage, SEC filings and stockholder materials related to Ethan Allen's 2026 Annual Meeting.

PRESS RELEASES MEDIA COVERAGE SEC FILINGS DOCUMENTS

Latest News

VIEW ALL PRESS RELEASES

Sep 24, 2026

Ethan Allen Files Definitive Proxy Statement and Mails Letter to Shareholders

READ MORE

Sep 21, 2026

Ethan Allen Board Announces Ongoing CEO Succession Process to Drive Next Phase of Value Creation

READ MORE

Aug 19, 2026

Ethan Allen Declares Special Cash Dividend; Reaffirms Strong Financial Position and Commitment to Sustainable Shareholder Value

READ MORE

RESOURCES

Documents and disclosures

Press Releases

Company announcements, including releases related to the 2026 Annual Meeting.

VIEW PRESS RELEASES

Media Coverage

Interviews and other media coverage related to Ethan Allen.

VIEW MEDIA COVERAGE

SEC Filings

Proxy statements and other documents filed with the U.S. Securities and Exchange Commission.

VIEW SEC FILINGS

Email Alerts

Receive press releases and updates by email as they are issued.

SIGN UP

2026 ANNUAL MEETING · NOVEMBER 4, 2026

Vote the BLUE proxy card today

Vote today **"FOR"** all five Ethan Allen director nominees on the **BLUE proxy card** and disregard any WHITE proxy card you may receive from DGB.

HOW TO VOTE

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ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

NYSE
NYSE

PRESS RELEASES

PRESS RELEASES MEDIA COVERAGE SEC FILINGS DOCUMENTS

Sep 24, 2026 7:05 am EDT

Ethan Allen Files Definitive Proxy Statement and Mails Letter to Shareholders

---

Sep 21, 2026 6:00 am EDT

Ethan Allen Board Announces Ongoing CEO Succession Process to Drive Next Phase of Value Creation

---

Aug 19, 2026 4:15 pm EDT

Ethan Allen Declares Special Cash Dividend; Reaffirms Strong Financial Position and Commitment to Sustainable Shareholder Value

---

Aug 5, 2026 4:55 pm EDT

Ethan Allen Confirms Receipt of Director Nominations from Doug Bergeron

News RSS

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STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

NYSE
ETHAN ALLEN
NYSE

SEC FILINGS

PRESS RELEASES MEDIA COVERAGE SEC FILINGS DOCUMENTS

DATE	FORM	DESCRIPTION	XBRL	PAGES
09/24/26	DEFC14A	Form DEFC14A: Definitive proxy statement, contested solicitations		69
09/24/26	ARS	Form ARS: Annual Report to Security Holders		92
09/21/26	8-K	Form 8-K: Current report		5
09/21/26	DEFA14A	Form DEFA14A: Additional definitive proxy soliciting materials and Rule 14(a)(12) material		5
09/11/26	PREC14A	Form PREC14A: Preliminary proxy statements, contested solicitations		69
08/19/26	DEFA14A	Form DEFA14A: Additional definitive proxy soliciting materials and Rule 14(a)(12) material		5
08/07/26	DEFA14A	Form DEFA14A: Additional definitive proxy soliciting materials and Rule 14(a)(12) material		5
08/05/26	DEFA14A	Form DEFA14A: Additional definitive proxy soliciting materials and Rule 14(a)(12) material		3

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ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

NYSE
NYSE

DOCUMENTS

PRESS RELEASES MEDIA COVERAGE SEC FILINGS DOCUMENTS

Letter to Shareholders dated September 24, 2026	DOWNLOAD
FY 2026 Annual Report	DOWNLOAD
2026 Proxy Statement	DOWNLOAD

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ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

2026 ANNUAL MEETING · NOVEMBER 4, 2026

HOW TO VOTE

Your vote is extremely important no matter how many shares you own.

ANNUAL MEETING

The 2026 Annual Meeting is scheduled to be held on November 4, 2026.

Vote today **"FOR"** all five Ethan Allen director nominees on the **BLUE proxy card** and disregard any WHITE proxy card you may receive from DGB.

VOTING INSTRUCTIONS

How to vote

Where you vote depends on how your shares are held. Find your group below.

Registered holders Shares held directly with Computershare, the transfer agent	Vote online at www.cesvote.com using the proxy card you receive. Vote for **ALL** 5 director nominees and in favor of Proposals 2 and 3.
401(k) plan participants Shares held through the company's retirement plan	Vote online at www.cesvote.com using the proxy card you receive.
Street-name holders Shares held in a brokerage or bank account — most holders	Vote online at www.proxyvote.com using the control number on your voting instruction form.
Other street-name holders A small number of accounts outside the standard system above	Follow the voting instructions provided directly by your bank or broker.

Frequently Asked Questions

Why is Ethan Allen recommending stockholders vote "FOR" all five ETD nominees on the BLUE proxy card? ⊕

What is at stake at Ethan Allen's upcoming Annual Meeting? ⊕

Why does Ethan Allen recommend supporting all five Company nominees? ⊕

Did DGB push Ethan Allen to commit to begin their succession planning for CEO?

How is Ethan Allen balancing investment in growth with shareholder returns?

How do I vote my shares?

Can I change my vote after I have submitted it?

Who can I contact if I need help voting my shares?

NEED HELP VOTING?

Questions or assistance voting your shares

If you have questions or require assistance voting your shares, please contact Georgeson.

Georgeson
51 West 52nd Street, 6th Floor
New York, NY 10019

STOCKHOLDERS, BANKS AND BROKERS:

(888) 717-2572

ethanallen@georgeson.com

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- Capital allocation and audit oversight
- Digital, e-commerce and cybersecurity oversight

What is at stake at Ethan Allen's upcoming Annual Meeting?

- The future direction and control of Ethan Allen is in your hands. DGB is seeking to replace your Chief Executive Officer and take full control of your Board
- While DGB has promised to triple the Company's value in three years, it has not presented an operating plan for how it would do so and it has not identified a new Chief Executive Officer.
- Wholesale Board replacement would introduce significant execution risk at time when tariffs, input costs and demand levels are affecting all of our peers.
- We believe that electing the Company's five highly-qualified nominees is the best way to translate Ethan Allen's designer-led, vertically integrated platform and continued investments into profitable growth while maintaining the margin and balance sheet discipline that differentiates Ethan Allen.

Why does Ethan Allen recommend supporting all five Company nominees?

- DGB is seeking to replace your Chief Executive Officer and take full control of your Board without providing a detailed, Ethan Allen-specific transition plan.
- Replacing the entire Board at once would remove the team's deep institutional knowledge and introduce execution risk on the digital transformation and other value creation initiatives currently underway while a new slate selects leadership and develops an operating plan – which is a time-consuming process that could threaten stockholder value.
- Ethan Allen's five, highly-qualified nominees have a deep understanding of Ethan Allen's designer-led, vertically integrated, North American manufacturing business and bring the diverse skills needed to position the Company for its next chapter of growth.

Did DGB push Ethan Allen to commit to begin their succession planning for CEO?

- No. Ethan Allen's charter requires the Company to develop and review a CEO succession plan.
- In line with this obligation, the Board has engaged a nationally recognized executive search firm that is identifying and evaluating both internal and external candidates. The Board has committed to publicly announcing Ethan Allen's next CEO no later than June 30, 2027, the date on which Mr. Kathwari's contract is scheduled to end.
- The Board is committed to governance best practices and ensuring an orderly, well-governed transition process.
- Farooq Kathwari will continue to lead Ethan Allen through this transition process.

How is Ethan Allen balancing investment in growth with shareholder returns?

- Ethan Allen is focused on maintaining appropriate operating liquidity and strong cash reserves, with $187.5 million in total cash and investments as of the end of fiscal year 2026.
- While maintaining strong cash reserves is a priority given the issues facing the home furnishings industry, Ethan Allen will also fund growth and productivity initiatives with attractive economics.
  - For example, Ethan Allen has been heavily investing in product development, enhancing design centers, digital tools that support the designer relationship and marketing spend.
- Ethan Allen will continue to take a disciplined approach to returning excess capital to shareholders through dividends and stock repurchases.

How do I vote my shares?

- Stockholders may vote online, by telephone, or by mail. To ensure your vote is counted, please follow the instructions provided on your BLUE proxy card and submit your vote as soon as possible.
- View the voting instructions above.

Can I change my vote after I have submitted it?

- Yes.
- Stockholders generally may revoke or change their vote before the closing of the polls at the Annual Meeting by submitting a later-dated proxy card.
- Only your latest-dated proxy will be counted.
- Your Board urges you to vote "FOR" ONLY Ethan Allen's five nominees and vote "WITHHOLD" on DGB's nominees - on the BLUE proxy card today
- Shareholders are urged to disregard any WHITE proxy card you may receive from DGB.

Who can I contact if I need help voting my shares?

If you have questions or require assistance voting your shares, please contact:

Georgeson
51 West 52nd Street, 6th Floor, New York, NY 10019
Stockholders, Banks and Brokers: (888) 717-2572
ethanallen@georgeson.com

NEED HELP VOTING?

Questions or assistance voting your shares

If you have questions or require assistance voting your shares, please contact Georgeson.

Georgeson
51 West 52nd Street, 6th Floor
New York, NY 10019

STOCKHOLDERS, BANKS AND BROKERS:
(888) 717-2572
ethanallen@georgeson.com

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Latest News

VIEW ALL PRESS RELEASES

Sep 24, 2026

Ethan Allen Files Definitive Proxy Statement and Mails Letter to Shareholders

READ MORE

Sep 21, 2026

Ethan Allen Board Announces Ongoing CEO Succession Process to Drive Next Phase of Value Creation

READ MORE

Aug 19, 2026

Ethan Allen Declares Special Cash Dividend; Reaffirms Strong Financial Position and Commitment to Sustainable Shareholder Value

READ MORE

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ETHAN ALLEN

STRATEGY NOMINEES DOCUMENTS & DISCLOSURES HOW TO VOTE EMAIL ALERTS

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ETHAN ALLEN
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DISCLAIMER

Cautionary Note Regarding Forward-Looking Statements

Additional Information and Where to Find It

The Company has filed a definitive proxy statement and BLUE proxy card with the SEC in connection with its solicitation of proxies for its 2026 Annual Meeting of Stockholders. THE COMPANY'S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING BLUE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC's website at www.sec.gov.

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NYSE: ETD Price: $20.78 Change: -0.24 (-1.14%) ‹ Ethan Allen Investor Relations

ETHAN ALLEN

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About Ethan Allen

Ethan Allen (NYSE: ETD) is a leading interior design destination combining state-of-the-art technology with personal service. Ethan Allen design centers, which represent a mix of Company-operated and independent licensee locations, offer complimentary interior design service and sell a full range of home furnishings, including custom furniture and artisan-crafted accents for every room in the home. Vertically integrated from product design through logistics, the Company manufactures about 75% of its custom-crafted furniture in its own North American manufacturing facilities and has been recognized for product quality and craftsmanship since 1932. Learn more at www.ethanallen.com and follow Ethan Allen on Facebook, Instagram, and LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s chief executive officer succession planning process, the conduct, scope and timing of the Board’s search for a successor chief executive officer, the anticipated timing and completion of a leadership transition, the Company’s strategic and operating priorities, and the Company’s expectation to continue to engage constructively with its shareholders. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Actual results could differ materially from those anticipated in the forward-looking statements due to a number of risks and uncertainties including, but not limited to, the risks and uncertainties disclosed in Part I, Item 1A. Risk Factors, in the Company’s 2026 Annual Report on Form 10-K and other factors identified in its reports filed with the Securities and Exchange Commission (the “SEC”), available on the SEC’s website at www.sec.gov. Ethan Allen undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.